UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2023

Kaya Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-177532	90-0898007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 Middle River Drive, Suite 316, Fort Lauderdale, FL	33304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (954) 892-6911

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “the Company,” “KAYS,” “we,” “us” and “our” refer to Kaya Holdings, Inc. and its subsidiaries.

Item 8.01	Other Information.

On January 25, 2023, KAYS issued a press release announcing that it had launched Fifth Dimension Therapeutics™, which will seek to provide psychedelic “mind care” treatments to veterans suffering from PTSD, addicts seeking to break addiction, individuals with eating disorders, and others with a wide array of treatment resistant mental health disorders.

A copy of the press release is filed with this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No	Description
99.1	Press Release dated January 24, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2023	KAYA HOLDINGS, INC.

	By:	/s/ Craig Frank
Craig Frank, Chief Executive Officer